2003 Analyst/Investor Conference

1

Forward-Looking Statements

These presentations contain forward-looking statements. Company management cautions readers that the assumptions, which form the basis for the forward-looking statements, include many factors that are beyond company management's ability to control or estimate precisely. Those factors include, but are not limited to, the following: changes in industrial, commercial, and residential growth in the company's service territories and those of the company's subsidiaries;
changes in price and demand for natural gas and related products; impact of changes in state and federal legislation and regulation, including various orders of the state public service commissions and the Federal Energy Regulatory Commission, on the gas and electric industries and on the company, including the impact of Atlanta Gas Light Company's performance based rate plan; effects and uncertainties of deregulation and competition, particularly in markets where prices and providers historically have been regulated, unknown risks related to nonregulated businesses, and unknown issues such as the stability of certificated marketers;
impact of Georgia's Natural Gas Consumers' Relief Act of 2002; concentration of credit risk in certificated marketers and the company's wholesale services segment's counterparties; excess network capacity and demand/growth for dark fiber in metro network areas of AGL Networks'
customers; AGL Networks' introduction and market acceptance of new technologies and products, as well as the adoption of new networking standards; ability of AGL Networks to produce sufficient capital to fund its business; ability to negotiate new contracts with telecommunications providers for the provision of AGL Networks' dark-fiber services; industry consolidation; performance of equity and bond markets and the impact on pension fund costs;
impact of acquisitions and divestitures; changes in accounting policies and practices issued periodically by accounting standard-setting bodies; direct or indirect effects on the company's business, financial condition or liquidity resulting from a change in the company's credit ratings or the credit ratings of the company's competitors or counterparties; interest rate fluctuations, financial market conditions, and general economic conditions; uncertainties about environmental issues and the related impact of such issues; impact of changes in weather upon the temperature-
sensitive portions of the company's business; and other risks described in the company's documents on file with the Securities and Exchange Commission.

SouthStar Energy Services

Andrew W. Evans

Vice President-Finance and Treasurer

REGULATORY TIMELINE
Natural Gas Competition and Deregulation is Effective
Random Assignment occurs; AGLC exits the merchant function
GPSC votes to allow no natural gas service disconnections until April 1, 2001 / Moratorium
GPSC finalizes relief package for low-income seniors
The Natural Gas Consumer's Relief Act (HB 1568) becomes effective
Infinite Energy becomes Provider of Last Resort (POLR)
Southern Company Gas becomes certificated gas marketer
SCANA Energy chosen to become Regulated Provider
May-97
Jul-97
Sep-97
Nov-97
Jan-98
Mar-98
May-98
Jul-98
Sep-98
Nov-98
Jan-99
Mar-99
May-99
Jul-99
Sep-99
Nov-99
Jan-00
Mar-00
May-00
Jul-00
Sep-00
Nov-00
Jan-01
Mar-01
May-01
Jul-01
Sep-01
Nov-01
Jan-02
Mar-02
May-02
Jul-02
Sep-02
Nov-02
Jan-03
Mar-03
May-03
Jul-03
Sep-03
Nov-03

2003 Analyst/Investor Conference 2 AGL Resources

How Did We Get Here?

2003 Analyst/Investor Conference

3

AGL Resources

What A Difference A Year Makes

Increased ownership to 70% (Dynegy buyout)

Improved credit quality of customer base

Stabilized market share

Continue customer service and credit quality improvements

Progress toward resolution of disproportionate sharing issue

SouthStar EBT*
$60.0
$55.0
$50.0
$45.0
$40.0
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
In millions
$16.8
$41.5
2001A
2002A
2003F

2003 Analyst/Investor Conference
4

SouthStar Has Become A Solid
Annuity-Quality Earnings Contributor

*Denotes earnings for 100% of the partnership.

$45-55

Others
9%
Mktr C
13%
GNG 37%
Mktr B
14%
Mktr A
27%

2003 Analyst/Investor Conference
5
AGL Resources

Largest Retail Marketer in Georgia

SouthStar markets natural gas in Georgia under the
trade name Georgia Natural Gas (GNG)

SouthStar consistently has 10% lead over second-
largest marketer

(538,000
customers)

50
45
40
35
30
(Market Share %)
Jan-02
Feb-02
Mar-02
Apr-02
May-02
Jun-02
Jul-02
Aug-02
Sep-02
Oct-02
Nov-02
Dec-02
Jan-03
Feb-03
Mar-03
Apr-03
May-03
Jun-03
Jul-03
Aug-03
Sep-03
Oct-03
Nov-03

2003 Analyst/Investor Conference 6 AGL Resources

Stabilized Market Share

SouthStar’s market share is
fairly constant at around 37%

GNG Historical Price vs. Georgia Marketer Average

1.100
1.000
0.900
0.800
0.700
0.600
0.500
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02
Jan-03
Apr-03
Jul-03
Oct-03
Avg. Retail Price
GNG Price

2003 Analyst/Investor Conference
7

Retail Pricing in Georgia

$/therm

November 2003 Marketer Pricing*
$100
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
ACN Energy
Infinite Energy
Energy America
Southern Co. Gas
Shell Energy
Scana Energy
Gas Key
Georgia Natural Gas
Walton EMC
Coweta-Fayette EMC

2003 Analyst/Investor Conference

8

AGL Resources

An Average Customer Bill in Georgia

*Total Monthly Bill for Typical Customer.

%
0
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
Jan-01
Mar-01
May-01
Jul-01
Sep-01
Nov-01
Jan-02
Mar-02
May-02
Jul-02
Sep-02
Nov-02
Jan-03
Mar-03
May-03
Jul-03
Sep-03

2003 Analyst/Investor Conference 9 AGL Resources

Significantly Reduced Bad Debt

Bad Debt as % of Revenue

Historical Monthly Accounts Receivable
$70
$60
$50
$40
$30
$20
$10
$0
Jan-01
Mar-01
May-01
Jul-01
Sep-01
Nov-01
Jan-02
Mar-02
May-02
Jul-02
Sep-02
Nov-02
Jan-03
Mar-03
May-03
Jul-03
Sep-03
31-60 Days
61-90 Days
91+ Days

2003 Analyst/Investor Conference 10

Focus on Aggressive
Collections and Credit Scoring

$ millions

Firm Gross Margin (2001-2003)
Fixed
Variable
80.0
70.0
60.0
50.0
(%) 40.0
30.0
20.0
10.0
0.0
2001
2002
2003E

2003 Analyst/Investor Conference 11

AGL Resources

Majority of Margin Now Results
From Fixed Charges

[1] Fixed Gross Margin is composed of Commercial Interstate Transportation, Customer Service Charges, Service

Connection Charges and Late Fees.

[2] Variable Gross Margin is composed of Commodity Margin (net of hedging and Fixed Interstate costs) and Early

Termination Charges.

SO MANY PRICING OPTIONS,
SO LITTLE BILLBOARD SPACE.
Georgia Natural Gas

NO ONE SERVES MORE GEORGIANS.
(UNLESS THEY MAKE SWEET TEA.)
Georgia Natural Gas

WE'LL TREAT YOU LIKE FAMILY.
THE PART YOU'RE NOT FEUDING WITH.
Georgia Natural Gas

2003 Analyst/Investor Conference 12 AGL Resources

Recent Marketing Activities

What To Expect in 2004

Resolve disproportionate sharing issue

Drive lower cost structure and effective hedging programs

Increase share of high-value customers

Higher usage

Higher load factor

Higher credit quality